UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2021
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The 2021 annual meeting of shareholders (the “Annual Meeting”) of National Storage Affiliates Trust (the “Company”) was held on May 24, 2021, at which 68,943,286 of the Company's 75,186,127 common shares of beneficial interest, par value $0.01 per share (the "Shares"), issued and outstanding as of the record date, March 31, 2021, were represented in person via the live webcast or by proxy representing approximately 91.69% of the issued and outstanding Shares of the Company entitled to vote.

(b) At the Annual Meeting, the Company’s shareholders (1) elected the eleven trustees below to serve on the Company’s board of trustees until the Company’s 2022 annual meeting of shareholders and until their respective successors are duly elected and qualify, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and (3) approved, on an advisory basis, the compensation of the Company's named executive officers. The proposals are described in detail in the Company’s 2021 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each trustee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Arlen D. Nordhagen	61,770,067	1,276,789	30,237	5,866,193
George L. Chapman	59,672,910	3,370,582	33,601	5,866,193
Tamara D. Fischer	62,488,403	561,214	27,476	5,866,193
Paul W. Hylbert, Jr.	62,778,910	264,381	33,802	5,866,193
Chad L. Meisinger	61,834,924	1,210,265	31,904	5,866,193
Steven G. Osgood	62,595,436	448,802	32,855	5,866,193
Dominic M. Palazzo	62,594,640	448,502	33,951	5,866,193
Rebecca L. Steinfort	61,635,875	1,412,796	28,422	5,866,193
Mark Van Mourick	58,195,162	4,849,195	32,736	5,866,193
J. Timothy Warren	59,046,775	3,998,805	31,513	5,866,193
Charles F. Wu	63,001,280	44,455	31,358	5,866,193

(ii) The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 were as follows:

Votes For	Votes Against	Abstain
68,513,208	397,353	32,725

(iii) The voting results with respect to a non-binding advisory vote on executive compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,739,631	1,268,822	68,640	5,866,193

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Executive Officer

Date: May 27, 2021